SAVE ENERGY and PURGE COVID-19

A new generation of more Sustainable and Safe buildings

ENERGY INTELLIGENCE CENTER

PURGE VIRUS

www.**EnergyIntelligenceCenter**.com and www.**PurgeVirus**.com

Table of Contents

This presentation includes key information from two strategic partner companies with proven and cost-effective clean-technology.

ENERGY INTELLIGENCE CENTER

PURGE VIRUS

ENERGY OPTIMIZATION

ENERGY INTELLIGENCE CENTER

OptikW

Algorithmic Software

ENERGY OPTIMIZATION – Presentation Contents

How It Works

- #1: Analogy: Car tire pressure
- Load Sharing, Synchronization, and Big Data

Support Info:

- 4 Step Process
- PLC with Ethernet Connection
- Savings impact to date
- Sample On-site Optimization
- Measurement and Verification
- Sample Case Studies
- Ideal Customers

Why Now?

Analogy #1: Car tire pressure

OptikW


V20-1
OptikW
Energy Smart Buildings

Car Example: 30 lbs/sq in (psi) is variable based on outside air temperatures

Efficiency (MPG for a car) drops very slightly if the tire pressure does not match the manufacturer specs. The same is true for HVAC.

OptikW automatically maintains the optimal settings for HVAC equipment based on outside temperatures, humidity, and dew points.

Our software ensures maximum Optimization of Kilowatts every 10 minutes!

Load Sharing, Synchronization, and Autopilot

Load Sharing:

Many chillers run at peak efficiency at 65% of load capacity, but many facilities are running their chillers up to full capacity. OptikW distributes cooling loads across the chillers, based on the exact specification of each chiller and the outside air conditions.

Synchronization:

OptikW synchronizes dozens of pieces of equipment within the HVAC system that are typically maintained or previously “tuned” prior to our engagement. Like an orchestra conductor, we synchronize the equipment and the ambient conditions to create the HARMONY that results in optimization and energy savings.

Big Data:

OptikW maps thousands of data points with dozens of pieces of equipment within the HVAC system with a platform that generates Machine Learning and Artificial Intelligence (Ai) for next generation “smart” buildings.

ENERGY OPTIMIZATION

Support Info:

- Chiller Plant 101
- 4 Step Process
- PLC with Ethernet Connection
- Energy as % of Corporate Profit
- Savings impact to date
- Sample savings scenario – UMMC
- Sample Case Studies
- Ideal Customers

Chiller Plant 101


DEMAND SIDE
typical optimization
SUPPLY SIDE
Load
(inside)
Thermostats
Compressor
Evaporator
CHILLER
Condenser
Expansion Device
Cooling Tower
(outside)

Our 4 Step Process

The length of each phase is subject to the complexity of the cooling system. *The weeks below are based on averages from prior projects.*



Existing Condition
1 week
2 weeks
6 weeks
1 week
1
2
3
4
Questionnaire "Data Sheet" by Client + Preliminary Savings Report
Site Visit for Investment Grade Audit + Performance Agreement
Custom Programming Development, based on "Go" from Customer
Implementation and on-site Testing
Optimization Begins
First 3 months
$
Utility Bill Review

Development Time for Steps 1 through 4 = approx 10 weeks (2.5 months)
Post-Optimization Customer Utility Bill Review before First Payment: 3 months
Upon Customer Satisfaction: Monthly savings share payment plan commences

Our 4 Step Process
Start with Step #1

Property Owners or Managers let us know about their current HVAC system and energy bills.
See:
https://energyintelligencecenter.com/optikw/

We then provide the free Preliminary Savings Assessment.

Preliminary Data required for Office Building				
Energy Intelligence Center	https://energyintelligencecenter.com/			
Contact to return Data Sheet: Sri Chari	sri@EICteam.com		414-350-1618	
Contact to return Data Sheet: John Peterson	john@eicteam.com		401-207-9990	
Yellow highlighted cells are mandatory for assesment				
Prospective Customer Company / website				
Location name if different				
Location: City, ZIP				
Customer Contact Name:				
Contact Title:				
Contact email:				
Contact Tel:				
Annual Hours of operation				
Annual electricity consumption, kWh				
Annual electricity cost, $				
Annual fuel consumption, Therms				
Annual fuel cost, $				
% of energy spend on HVAC system				
Total Floor Area				
# of building staff				
Data Center	YES / NO			
# Cooling Capacity installed, Tons				
# Cooling Capacity operational				
# of Chillers installed				
Chillers make, model & year				
Chiller #	Make	Model	Year	Refrigerant
Chiller # 1				
Chiller # 2				
Chiller # 3				
Chiller # 4				
Chiller # 5				
Chiller # 6				
Heating Capacity installed, Therms				
Heat Pumps (qty, desc) if applicable				
Heating Fuel				
Building Management System, Make				
Chiller Plant Optimizer, Make				
Maintenance (internal or External)				
HVAC System Supplier/contractor				
Monthly Bills				
Month	Electricity kWh	Electricity Cost ($)	Fuel, Therms	Fuel Cost $
Jan				
Feb				
Mar				
Apr				
May				
Jun				
Jul				
Aug				
Sep				
Oct				
Nov				
Dec				
Total	0	0	0	0

PLC with Ethernet Connection after steps 2 and 3, we implement and test


TCP/IP GATEWAY
MODEL BB2-7010
7010-10X
DEV STATUS
CONTROL SOLUTIONS
NET-
GND
GND

Our OptikW Programable Logic Control (PLC) boards integrate with existing BMS and BAS systems, typically not requiring the replacement or addition of new HVAC equipment. Think of our work as adding a brain to the HVAC.

Savings Impact to Date

over **100** Million

small adjustments

= big savings

kWh SAVED as of 2020

Sample On-site Optimization

The following example is for a 700,000 sq ft Hospital in Maryland.


SIEMENS
MD GENERAL CRITICAL CARE
Unit: COND/CHILL WATER
NORTH PENTHOUSE & ROOF
Located: EENT/CENTRAL
TWR BYP VLV
COND RETURN
COND SUPPLY
EENT PENTHOUSE
CH2 COND SPLY
CH1 COND SPLY
CH2 SUPPLY
CH2 TONNAGE 0 TONS
CH1 TONNAGE 0 TONS
PRI RETURN
Chiller Sequence
Navigation
Main Page
Chiller Overview
Chillers 1&2
Chillers 3&4

Photograph: Building Management System (BMS) screen

Sample Optimization Measure

- Increase the Cooling Tower fan speed (26.2 Hz) to reduce the Condenser Water Entry Temperature.

- The small increase in energy cost creates a larger reduction in the chiller energy consumption.


At Speed
Amps
Hz
Next
F1
F2
F3
F4
ESC
PROG
HAND
AUTO

Chiller (Status Quo) Pre-Optimization


19XRPIC2 POWER POINT STATUS
Average Line Current 65.5 %
Actual Line Current 353.8 AMPS
Average Line Voltage 101.4 %
Actual Line Voltage 466.3 Volts
Power Factor 0.615
Motor Kilowatts 176.4 kW
Motor Kilowatt-Hours 43236.8 kWH
Demand Kilowatts 140.5 kW
Line Current Phase 1 363 AMPS
Line Current Phase 2 352 AMPS
NEXT PREVIOUS SELECT EXIT

RESULTS: Chiller Post-Optimization


POINT STATUS
49.9 %
269.7 AMPS
101.7 %
Actual Line Voltage 467.8 Volts
Power Factor 0.610
Motor Kilowatts 133.1 kW
Motor Kilowatt-Hours 43255.5 kWH
Demand Kilowatts 142.5 kW
Line Current Phase 1 283 AMPS
Line Current Phase 2 263 AMPS
NEXT PREVIOUS SELECT EXIT

RESULTS: Data

The increase in Cooling Tower (CT) fan speed decreased the Condenser Water Entry Temperature (CWET) which in turn reduced the power consumption by 22% net.

For the same Chiller TONs of 388		
Chiller kW @ 28.2 Hz of CT Fan Speed	176	kW
Chiller kW @ 40 Hz of CT Fan Speed	133	kW
Chiller Power reduction	43	kW
CT Fan kW @ 60 Hz	18	kW
CT Fan kW @ 26.2 Hz	1.49	kW
CT Fan kW @ 40 Hz	5.30	kW
Increase in CT fan kW	3.81	kW
Net Saving of Power at Spot	39.49	22%

Note: To determine CT Fan kW consumption at 40 addition Hz, we use the industry max of 60 Hz and 18 kW to start the calculations. Formula 1: (Old Hz/Max Hz)³ x Max Power = Old Power

$(26.2\ Hz / 60\ Hz)^3 \times 18\ kW = 1.49\ kW$

Formula 2: (New Speed/Old Speed)³ x Old Power = New Power

$(40\ Hz / 26.2\ Hz)^3 \times 1.49\ kW = 5.3\ kW$

Measurement & Verification

IPMVP

The International Performance Measurement and Verification Protocol (**IPMVP)** defines standard terms and suggests best practices for quantifying the results of energy efficiency investments.

We work with IPMVP and each customer to reach mutual agreement on benchmarks for savings.

Autopilot:

Beyond IPMVP: Facility managers can turn OptikW off and on just as a pilot can do so in an airplane. This enables facility managers to see the actual energy savings at anytime, which is also key for new construction that does not have trailing utility history. The algorithmic software simply makes the system smarter, on demand.

Sample Case Studies

SAVINGS:

15% to 40%

Cooling Energy Consumption

PROVEN RESULTS: Optimization Highlights

Performance Counts:

Examples of projects implemented by the Energy Intelligence Center's Chief Technology Officer and Chief Implementation Officer since 2011 across facilities with chillers including: Trane, Carrier, York, and McQuay

Property Types (included below to show range of Installed Cooling Capacity from 200 to 25,000 Tons)	Installed Cooling Capacity (Tons)	Pre-Optimization Annual Electricity Consumption for Cooling (kWh/Year)	Energy SAVINGS (kWh/Year)	Cost / kWh	Cost SAVINGS ($/Year)	% SAVINGS
District Cooling Plant	25,000	80,000,000	16,800,000	$0.04	$672,000	21.0%
Office Building	1,800	1,000,000	200,000	$0.12	$24,000	20.0%
Dairy	500	3,300,000	800,000	$0.09	$68,000	24.2%
Golf and Beach Club	200	2,500,000	1,000,000	$0.08	$80,000	40.0%
LEED Platinum Hotels for ITC/Starwood Group:						
Hotel 1:	1,680	3,100,000	930,000	$0.09	$85,846	30.0%
Hotel 2:	2,000	3,972,413	834,122	$0.13	$107,794	21.0%
Hotel 3:	900	2,430,000	558,636	$0.13	$72,193	23.0%
Hotel 4:	700	2,100,000	500,000	$0.13	$64,615	23.8%
Hotel 5:	800	2,211,665	637,147	$0.11	$72,537	28.8%
Hotel 6:	750	1,508,558	346,873	$0.09	$32,019	23.0%
Hotel 7:	900	1,604,360	270,005	$0.09	$24,924	16.8%
Hotel 8:	1,200	3,175,310	598,859	$0.10	$59,886	18.9%
Hotel 9:	600	1,590,739	452,670	$0.09	$41,785	28.5%
Totals for these projects with the Average % Savings:			**23,928,311**		**1,405,599**	**24.5%**

CASE STUDY: LEED Platinum Hotel

(Sample of 9 ITC/Starwood Group Hotels – This one: Maurya in New Delhi, India)

Optimization impact in rising temperatures from March to May



Daily kWh Consumption
March 2011
5,838 kWh/day
March 2012
4,381 kWh/day
April 2011
8,382 kWh/day
April 2012
6,754 kWh/day
May 2011
12,328 kWh/day
May 2012
8,586 kWh/day

March Savings: 1,457 kWh/day   April Savings: 1,628 kWh/day   May Savings: 3,742 kWh/day

Avg. **without** Optimization   Avg. **with** Optimization

Daily Savings:	2,275 kWh (Avg. across all three months)
Daily Savings at $.09 / kWh:	$204.75 (in spring e.g. March to May)
Annualized Savings:	$74,733 (higher with summer heat loads)
Energy Savings for this period:	25% (This is on an already LEED Platinum Hotel)

MORE Case Studies here: https://energyintelligencecenter.com/case-studies/

CASE STUDY: District Cooling Plant

(Sample ability to review optimization on/off/on, Zamil DCP, Middle East)



With Optimization
Without Optimization
With Optimization
kW / TR (Ton of Refrigeration)
1.150
1.100
1.050
1.000
0.950
0.900
0.850
0.800
0.750
0.700
0.650
0.600
0.550
0.500
Target Optimization Baseline 0.980 kW/TR
Avg. 0.8304 kW/TR Savings: 15.3%
Avg. 1.0005 kW/TR Excess Consumption 2%
Avg. 0.7983 kW/TR Savings: 18.5%

Avg. **without** Optimization

Avg. **with** Optimization

Daily Savings:	.186 kW/TR = 46,027 kWh
Daily Savings at $.04 / kWh:	$1,841
Annualized Savings:	$672,000 (*Comparison 16.8 million kWh/yr at $.10/kWh = $1.68m)*
Energy Savings for this period:	17% (This facility has 25,000 Tons of chiller capacity)

MORE Case Studies here: https://energyintelligencecenter.com/case-studies/

Ideal Customers

OptikW Ideal Conditions for Savings:

Large Chiller Systems

HVAC Equipment Intensive

Climates with Warm Summers

24/7 Operations

Examples: Hotels, Hospitals, Apartment Buildings, Data Centers, District Cooling Plants, Refrigerated Warehouses, Dairies and other process cooling facilities.

WHY NOW?

WHY NOW


Revenue
Net Profit
Energy Costs
Revenue
Net Profit
Energy Costs

OptikW

HVAC is often 40% or more of a building's energy costs.

Savings 15% to 40% on energy = more net profit…or in some cases business survival.

COVID-19 will most likely take a bite out of corporate revenue and net profit. Utility bills will most likely not change, making them a larger % of fixed costs. Saving energy directly correlates to generating more net profit, which may be more important for business sustainability in 2021 than anytime in the past few decades.

GERMICIDAL DISINFECTION

PURGE VIRUS

GERMICIDAL DISINFECTION – Presentation Contents

How It Works

- Overview
- What We Do
- Proven Technology
- Why Purge Virus

Support Info:

- Portable Ultraviolet Devices
- In-Duct Ultraviolet Devices
- Sample Track Record
- Bipolar Ionization
- Marketing
- Mobile App
- Personal Protection Equipment (PPE)
- Getting Started

Why Now?

Overview

COVID-19 has created a new normal, and we are here to help.




FEDERAL RESERVE NOTE
FB 01215231 C
B2
UNITED STATES OF AMERICA
THIS NOTE IS LEGAL TENDER FOR ALL DEBTS, PUBLIC AND PRIVATE
FB 01215231 C
100
ONE HUNDRED DOLLARS

Cost-effective germicidal disinfection + personal protection equipment to SAVE LIVES. We help business owners navigate the complexity of disinfection and personal protection.

What We Do

Purge Virus LLC is your "**One-Stop-Shop**" for proven and cost-effective germicidal disinfection of air and surfaces across the commercial and residential landscape. We also provide Personal Protection Equipment (PPE) to further help reduce the spread of Covid-19 and future viruses.







Proven Technology

- **Ultraviolet (UV-C) Light**
- **Bipolar Ionization**
- **Photoplasma**
- **…more**

State-of-the-art technology with performance reporting from US and global manufacturing partners, matched to the disinfection needs of each client across a diverse range of property types



Why Purge Virus

- We provide solutions for every type of indoor facility.
- Over 50,000 disinfection devices installed via our manufacturing partners since the 1960s.
- Our CEO is a leader in sustainability and has implemented technologies for many Fortune 500 companies and notable properties such as Walter Reed National Military Medical Center.



Let’s kill this thing!

Why Purge Virus - Continued

- Premier Customer Support
- Easy to fill out Data Sheets for Client Proposals
- Performance and Testing Reports

+ Sales Channel

Trained and supported with continuing education on new technologies and custom-tailored marketing materials to ATTRACT, ENGAGE, and CONVERT prospects into


In-Room Disinfection
HVAC In-Duct Disinfection
HVAC Coil & Pan Disinfection
PURGE VIRUS
Personal Protective Equipment
Qualified Installer Network
Certification + Specification < DOCUMENTATION > + Testing + Performance

GERMICIDAL DISINFECTION

Support Info:

- Portable Ultraviolet Devices
- In-Duct Ultraviolet Devices
- Sample Track Record
- Bipolar Ionization
- Marketing
- Mobile App
- Personal Protection Equipment (PPE)
- Getting Started

Portable Ultraviolet Devices

Disinfection + PORTABILITY



These devices come ready for instant use with plugs for standard outlets.

Small Device: Size: 10.6" W x 8.6" H x 4.0" D
Coverage area: 142 sq ft at ACH 6
Typical placement: Counter, shelf, or wall mount

Large Device: 21.5" W x 18.5" H x 8" D
Coverage area: 160 up to 1,000 sq ft
Typical placement: Floor


CATALYTIC AIR PURIFICATION
Air Quality
VOC Sensor
Room Size/Fan Speed
1,000
820
650
465
310
160
93
76
60
43
29
15
Air Filter
Service
Reset
UV Lamp
Service
Reset
Power
Fan Speed
Sleep Mode

In-Duct Ultraviolet Devices

Along with the safety measures that you may already be undertaking, clean air is becoming the "new normal." Just as sprinkler systems help prevent the spread of fires, ultraviolet light is proven to help prevent the spread of viruses. Leveraging the systemic advantages of HVAC duct work is a powerful means to purge COVID-19







BUY AMERICAN ACT
BAA
COMPLIANT

MADE in USA

50,000 Devices Produced Over 50 Years

In-Duct Ultraviolet Devices – large scale

In-Duct SAMPLE: For properties with large scale Air Handling Units (ACHs) with large Cubic feet per Minute (CFM) of indoor air distribution.

Status Quo Pathogens pass through the Coil into the Plenum and Ducts.)
Elevation of Coil (left) Cross Section of Plenum (right) feeding into Ducts



Upgraded System with (24) high power UVC lamps installed downstream from the Coil (This cleans the COIL for energy savings and cleans the AIR by maximizing pathogen irradiation in the DUCTS.)



Our disinfection solutions for these size systems have an order of magnitude for installed cost between $0.23 / sq ft to $0.33 / sq. ft. of the indoor floor coverage area.

Sample Track Record

Recent accounts range from New York City high-rise buildings to California dental practices and from a major national real estate development firm to regional beauty salons.

Since the second half of the 20th century, one of our Purge Virus US production partners has manufactured more than 50,000 germicidal UV light devices. The client list is extensive, and here are just a few examples of major accounts:

- **US Government:** US Army, Air Force and Naval Hospitals, US Veterans Administration Hospitals, US Department of Agriculture, US Food & Drug Administration
- **Institutions:** Infectious Disease Research Institute
- **Healthcare:** New York State Department of Health, Albert Einstein Medical Center, Burbank Hospital, Children's Hospital Medical Center of Boston, Methodist Healthcare of San Antonio
- **Food/Beverage:** Safeway Stores, Anheuser-Busch, Campbell Soup, Coca-Cola, Pepsi Cola, Del Monte, Dr. Pepper/7-Up, General Foods, Gerber Products, Guinness, Heinz, Hershey's, Kraft, M&M/Mars, Minute Maid, Ralston Purina, Pepperidge Farms
- **Education:** Princeton University, Cornell University, Johns Hopkins University, Ohio State University
- **Pharma:** Merck, Bristol-Myers Squibb, Eli Lilly
- **Other customers you may recognize -** IBM, 3-M, Dupont, Union Carbide, Proctor & Gamble

Bipolar Ionization

Bipolar Ionization is another means to reduce the spread of COVID-19. Purge Virus is pleased to share that our manufacturing partner has generated very positive results.

RESULTS COUNT: **99.4%** reduction rate on a SARS-CoV-2 (COVID-19) surface strain within 30 minutes, the first instance in which an air purification company has effectively neutralized SARS-CoV-2 in this manner. The laboratory study was designed to mimic ionization conditions like that of a commercial aircraft's fuselage. Based on viral titrations, it was determined that at 10 minutes, 84.2% of the virus was inactivated. At 15 minutes, 92.6% of the virus was inactivated, and at 30 minutes, 99.4% of the virus was inactivated.


HUMAN
CELL
Without Bipolar Ionization = CONTAMINATION
(attraction to cells)
STOP
HUMAN
CELL
With Bipolar Ionization = PROTECTION
(rejection from cells)

Marketing

Four (3) great ways to let your people know what you have done to help keep them safe:

1. Door Stickers
2. Table Tent/Signage
3. Inclusion in our “Locator” app (coming soon – see the next page)




CLEAN
PURGE VIRUS
Air!


YOUR LOGO
LOOK UP!
We're using Germicidal Ultraviolet Light to Disinfect the Air.
MADE IN USA
let them know how much you care

Mobile App

The Purge Virus Mobile App (under development) has three primary screens. Screen 1 is the “home” and it lets you:

A) Find a disinfected place by either location or type of business, such as a restaurant, fitness center, retirement home, etc.

B) Lets you see options for how

C) to sanitize your business or home with clean-technology.


LOCATION
19406
King of Prussia, PA – Suburb of Philadelphia
MORE
5 Miles


PURGE VIRUS
Find a Sanitized Place
LOCATION
Zip Code
TYPE
Restaurant
SEARCH
Clean-Tech for Me
Commercial
Home


SOLUTIONS
19406
King of Prussia, PA – Suburb of Philadelphia
Clean-Tech for Me
Commercial
Home
New Products
Release Date:
04/18/2020
GET A QUOTE
Technology Choices
Qualified Installers
Research Reports
SEE REVIEWS

Personal Protection Equipment (PPE)

More Online here:
https://purgevirus.com/ppe/

PPE In-stock and also en route is key for many volume buyers that do not want to send funds overseas and wait for ocean or air shipping. Purge Virus is fortunate to have a consortium member that focuses specifically on Personal Protective Equipment (PPE) with experience, factory-direct pricing, and multiple US warehouses to service end users as well as distribution and reseller customers.

Personal Protection Equipment	Description	Order QTY	Dallas, TX and Los Angeles, CA Warehouse Inventory	Current Inventory Volume	In Transit Inventory
	Disposable Surgical Mask Respirator FFP1 MOQ 2000pcs Below 2000, 5% Adder	< 20K 20K - 50K > 50K	$0.18 $0.14 $0.12	5,800,000 +/- pcs Dallas Ready To Ship	2,000,000 In transit to U.S Arrival Oct.25
	INTCO INIG 45 Level 3 Isolation Gown	< 2K 2K-10K	$4.75 $4.60	100,000 +/- pcs California Ready To Ship	More: In transit to U.S. Arrival Oct 15th
	TL KN95 Non-Medical Mask Respirator FFP2 MOQ <2000pcs *5% Adder	< 2K 2K - 50K > 50K	$0.65 $0.56 $0.488	500,000 +/- pcs Dallas Ready To Ship	
	Makrite Brand N95 Particulate Mask >95% MOQ <2000pcs *5% Adder	5K-10K 10K-25K	$3.50 $3.35	70,000 +/- pcs Dallas Ready To Ship	
	Infrared Thermometer	All Levels	$42.00	10,000 +/- pcs Dallas Ready To Ship	
	Sani Ultra Gel Hand Sanitizer 6.5 fl oz, FDA approved (flip top squeeze container)	> 20K	$3.42	1,000,000 +/- pcs California Ready To Ship	U.S. Made 300,000 Weekly Capacity in California Production Facility
	INTCO Brand Alcohol/Gel Hand Sanitizer 16oz/500ml, FDA approved MOQ 24 pcs 13.4kg/ctn	2K - 10K 10K - 25K > 100K	$2.50 $2.10 $1.90	180,000 +/- pcs California Ready To Ship	200,000 more in transit to California Oct. 10
	Shoe cover: Polyethylene film liquid protection (One-Size)	>20K	$0.15	500,000 +/-pcs California Ready To Ship	
	Isolation Gowns Level 3 Disposable INTCO Brand MOQ <2000 *5% Adder	<2K 5K - 10K > 10K	$4.55 $4.20 $4.10	200,000 +/- pcs California Ready To Ship	300,000 more In transit to U.S. Arrival Oct. 10
	Vinyl Gloves: Blue, Powder free	Size-M	$0.09	2,500,000 pcs	300K-500K Arriving Each Week
	Vinyl Gloves: White, Powder free	Size-L	$0.09	600,000 +/-pcs	More: Oct. 15 1,000,000 (M) + 800,000 (L); + 200,000 (S) +200,000 (XL)
	Basic Brand Vinyl Gloves: 4 mil, Clear, Powder free	Various Sizes available	$0.09	6,000,000 +/- pcs	1,000,000 In transit to U.S Arrival Oct. 15th
	Face Shield Direct Splash Protection MOQ 1,000pcs	<5K 5K-50K	$1.95 $1.75	175,000 +/- pcs Dallas Ready To Ship	100,000 more In transit to U.S Arrival Oct. 15th
	Surgical Goggles Anti-Fog	One Size	$3.15	1500 +/- pcs Dallas Ready To Ship	1,500 more In transit to US Arrival Oct 15.

Getting Started

We learn as much as we can about each facility to then align the applicable technology to the needs.

Property Owners or Managers let us know about their current HVAC system
See: [*https://purgevirus.com/wp-admin/PURGE-VIRUS-Data-Sheet-2020.08.24.xlsx*](https://purgevirus.com/wp-admin/PURGE-VIRUS-Data-Sheet-2020.08.24.xlsx)

We then provide the free Preliminary Disinfection Recommendations.

PURGE VIRUS Data Sheet	HVAC Ducts
www.PurgeVirus.com	610-551-5224
Please return this Data Sheet to:	Charlie.Szoradi@PurgeVirus.com
#1: Germicidal UV Light in HVAC Ducts	

Variability is extensive given duct sizes and air flow to determine appropriate dosages of UV light. The currently available standard size technology is sized at 16", 24", 33", and 45", and we offer the assemblies in either two (2) or four (4) module configurations. The longer the straight run of a trunk duct the better. As an example, for 10' length ducts, we recommend placing the assembly at the center, so that the UV light irradiates pathogens 5' to either side creating a 10' "Purge Zone".

To help us size the system and provide a quote, LET US KNOW:

Duct Width:	
Duct Height:	
Duct Length:	
Cubic Feet / Minute (CFM):	
Electric supply voltage:	
Approx sq ft of room area serviced by this duct:	

WHY NOW?

WHY NOW


PURGE VIRUS

- President Trump tested positive for Covid-19, creating a wake-up call that even the White House is not immune from the virus.
- Over 40% of America is experiencing a surge in new Covid-19 cases.
- Winter is coming (flue season). There is a renewed push for further action to be taken to ensure that buildings are safe with clean indoor.

SUMMARY

Energy Optimization and Germicidal Disinfection are timely, proven, and cost-effective. Now is the time to take action for a new generation of more sustainable and safe buildings.

ENERGY INTELLIGENCE CENTER

PURGE VIRUS

www.EnergyIntelligenceCenter.com and www.PurgeVirus.com